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                                                                   EXHIBIT 10.18
                         PARAGON HEALTH NETWORK, INC.
                         INCENTIVE COMPENSATION PLAN

                                I.INTRODUCTION

     1.1. Purpose. The purpose of this Plan is to recruit and retain highly
          -------
qualified executives and other employees, to provide incentives to such individuals to attain the goals of Paragon Health Network, Inc. (the "Company") and its Affiliates (as defined below) and to provide the employees of the Company with incentive compensation based on the performance of the Company in order to enhance shareholder value. The Plan is designed to ensure that the bonuses paid hereunder to eligible participants, are deductible under Section 162(m) of the Internal Revenue Code of 1986,s amended, and the regulations and interpretations promulgated thereunder.

     1.2. Description. This Plan is the means by which the Committee shall
          -----------
determine incentive bonuses and effect and implement awards for participating employees hereunder.

                             II. DEFINITIONS

     As used in this Plan, the following terms shall have the following meanings:

     "Affiliate" means (a) an entity that directly or through one or more
      ---------
intermediaries is controlled by the Company, and (b) any entity in which the Company has a significant equity interest, as determined by the Company.

     "Annual Incentive Bonus" means the bonus payable with respect to a fiscal
      ----------------------
year of the Company determined in accordance with Article 5 hereof.

     "Base Compensation" means the base rate of salary payable to a Participant
      -----------------
as most recently reflected on the books and records of the Company, exclusive of bonus, commission, fringe benefits, employee benefits, expense allowances and other nonrecurring forms of remuneration.

     "Board" means the Board of Directors of the Company.
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     "Cause" means (i) the failure or refusal by the Participant to perform his
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or her normal duties (other than any such failure resulting from the
Participant's incapacity due to physical or mental illness), which has not ceased within (10) ten days after a written demand for substantial performance is delivered to the participant by the Company, which demand identifies the manner in which the Company believes that the Participant has not performed such duties, (ii) the engaging by the Participant in willful misconduct or an act of moral turpitude which is materially injurious to the Company, monetarily or otherwise or (iii) the conviction of the Participant of, or the entering of a plea of nolo contendere by, the Participant with respect to, a felony.

     "Change in Control" means:
      -----------------

          (1) any "Person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act) as modified and used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company or any of its subsidiaries, (2) any




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     trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities,
     (4) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company's common stock or (5) Apollo Management, L.P., any of its affiliates and any investments funds managed by it or any of its affiliates (collectively, "Apollo")), is or becomes the "beneficial owner" (as defined
                     ------
     in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

          (2) during any period of not more than two consecutive years, not including any period prior to the effective date of this Plan, individuals who at the beginning of such period constituted the Board, and any new director (other than a director designated by a person (other than Apollo) who has entered into an agreement with the Company to effect a transaction described in clause (1), (3), or (4) of this definition) whose election by the Board or nomination for election by the Company's stockholders was (A) made pursuant to the Stockholders Agreement dated as of November 4, 1997, or (B) approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than both (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation in which no person acquires 50% or more of the combined voting power of the Company's then outstanding securities; or

          (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similiar effect) other than such a sale or disposition to Apollo.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Committee" means the Compensation Committee of the Board of Directors of
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the Company, which shall consist of two or more members of the Board of
Directors of the Company, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code.

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     "Participant" means an employee of the Company or any Affiliate meeting the
      -----------
requirements of Article 2 hereof, who is selected to participate in the Plan by the Committee.

     "Performance Measures" means the criteria and objectives, established by
      --------------------
the Committee. The Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting, but only to the extent such adjustment would not cause any portion of the award, upon payment, to be nondeductible pursuant to Section 162(m) of the Code. Such criteria and objectives may include one or more of the following: the attainment by a share of Company common stock of a specified fair market value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, EBITDA, EBITDAR, operating income, net income, return on assets, economic value added, cash flows market share, census, payor mix, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the applicable period (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Before any award is paid to any holder or an award subject to Performance Measures under this Plan, the Committee shall certify in writing that the applicable Performance Measures were in fact satisfied.

     "Performance Period" means a period specified by the Committee during which
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specified Performance Measures must be attained in order for incentive compensation to be payable for that period. A Performance Period may be expressed in three or more fiscal years of the Company.

     "Performance Period Bonus" means the bonus payable to a participant with
      ------------------------
respect to a Performance Period as determined pursuant to Article 6.

     "Plan" means the Paragon Health Network, Inc. Incentive Compensation Plan,
      ----
as in effect and as amended from time to time.

                              III. ADMINISTRATION

     The administration and operation of the Plan shall be supervised by the Committee with respect to all matters. The Committee may delegate responsibility for the day-to-day administration and operation of the Plan to such employees of the Company as it shall designate from time-to-time. The Committee shall interpret and construe any and all provisions of the Plan and any determination made by the Committee under the Plan shall be final and conclusive. Neither the Board of Directors nor the Committee, nor any member of the Board of Directors, nor any employee of the Company shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan (other than acts of willful misconduct) and the members of the Board of Directors and the Committee and the employees of the Company shall be entitled to indemnification and reimbursement by the Company to the maximum extent permitted at law in respect of any claim, loss, damage or expense (including counsel's fees) arising from their acts, omissions and

                                      -3-
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conduct in their official capacity with respect to the Plan. The Plan shall be interpreted in view of the intention that any grant of compensation pursuant to the Plan is intended to qualify as performance-based compensation with the meaning of Code Section 162(m) and the regulations and interpretations promulgated thereunder.

                               IV. PARTICIPATION

     Each employee of the Company holding a position of Chief Executive Officer, Senior Vice President, Executive Vice President, Vice President, or any other employee of the Company or its Affiliates who the Committee selects for participation in the Plan, shall be eligible to receive awards under the Plan.

                          V. ANNUAL INCENTIVE PROGRAM

     5.1. Establishment of Performance Goals. Within the first ninety (90) days
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of each fiscal year of the Company, the Committee shall establish the
Performance Measures for the payment of Annual Incentive Bonuses under the Plan.

     5.2. Annual Incentive Bonus. Within the first ninety (90) days of each
          ----------------------
fiscal year, the Committee may establish percentages of each eligible Participant's Base Compensation to be paid as an Annual Incentive Bonus under this Article 5 upon the attainment of the Performance Measures. After establishing the percentages of Base Compensation to be paid as an Annual Incentive Bonus under this Article 5 for a fiscal year, the Committee may reduce, but not increase, the Annual Incentive Bonus payable to a Participant based upon the Committee's determination of the individual performance of such Participant for such fiscal year. In no event shall the amount of the Annual Incentive Bonus payable to any Participant attributable to a fiscal year exceed $2,000,000.

     5.3. Determination of Achievement of Performance Measures. The Committee
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shall certify the level of achievement of the Performance Measures as soon as practical after the end of the fiscal year for which the determination is being made.

     5.4. Payment of Annual Incentive Bonus.
          ---------------------------------

     (a) As soon as practical after the expiration of each fiscal year of the Company, Participants who remained employed until the last day of the fiscal year, shall be entitled to receive the Annual Incentive Bonus determined in accordance with this Article 5 except to the extent a Participant elects to defer the receipt of a portion of his or her Annual Incentive Bonus in accordance with the procedures adopted by the Committee pursuant to Subsection 5.4(b). A Participant who during the year died, became disabled or terminated without Cause shall be entitled to a prorated Annual Incentive Bonus based on the number of months and partial months elapsed during such fiscal year. Payment of Annual Incentive Bonuses shall be made in cash or in shares of Restricted Stock issued pursuant to the Company's 1997 Long-Term Incentive Plan as set forth in Subsection (d) of this Section, or a combination thereof, as determined by the Committee.

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     Notwithstanding any provision in this Plan, in the event of a Change in
     Control, all Performance Measures relating to any Annual Incentive Bonus will be deemed satisfied and any such award shall be paid out as soon as practicable after such Change in Control.

     (b) The Committee may, in its discretion, institute a program allowing Participants to defer the receipt of all or a portion of their Annual Incentive Bonus otherwise payable under Subsection (a) of this Section. Any such deferred Annual Incentive Bonus shall be credited with interest until paid. Such interest shall accrue at the prime rate as reported in the Wall Street Journal as of the date any election to defer a portion of the Annual Incentive Bonus is made.

     (c) In lieu of the payment otherwise payable under this Section 5.4, the Committee may authorize the payment of all or a portion of the Annual Incentive Bonus in the form of Restricted Stock under the 1997 Long-Term Incentive Plan based upon a price for the shares of Restricted Stock equal to 75% of Fair Market Value (as defined in the 1997 Long-Term Incentive Plan). Any such shares of Restricted Stock will be subject to such terms and conditions as the Committee may from time to time determine.

     (d) The Committee may condition the payment of any or all payments of a Participant's Annual Incentive Bonus based on the Participant's providing of future services to the Company or its Affiliates.

     5.5. Participants Rights Unsecured. The right of any Participant to receive
          -----------------------------
Annual Incentive Bonus under the Plan shall constitute an unsecured claim against the general assets of the Company.

     5.6. Withholding Taxes. The Company shall have the right to deduct from
          -----------------
each bonus payment any federal, state and local taxes required by such laws to be withheld with respect to the payment.

                         VI. PERFORMANCE PERIOD BONUS

     6.1. Establishment of Performance Goals. Within the first ninety (90) days
          ----------------------------------
of each Performance Period, the Committee shall establish the Performance Measures and the Performance Period for the payment of Performance Period Bonuses under the Plan.

     6.2. Performance Period Bonus. Within the first ninety (90) days of each
          ------------------------
Performance Period, the Committee may establish percentages of each eligible Participant's Base Compensation to be paid as a Performance Period Bonus under this Article 6 upon the attainment of the Performance Measures during the Performance Period. After establishing the percentages of Base Compensation to be paid as a Performance Period Bonus under this Article 6 for a Performance Period, the Committee may reduce, but not increase, the Performance Period Bonus payable to a Participant based upon the Committee's determination of the individual performance of such Participant for such Performance Period. In no event shall the amount of the Performance Period Bonus payable to any Participant attributable to a Performance Period exceed $10,000,000.

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     6.3.  Determination of Achievement of Performance Measures. The Committee
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shall certify the level of achievement of the Performance Measures as soon as practical after the end of the Performance Period for which the determination is being made.

     6.4.  Payment of Performance Period Bonus.
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     (a)   As soon as practical after the expiration of each Performance Period,
           Participants who remained employed until the last day of the Performance Period, shall be entitled to receive the Performance Period Bonus determined in accordance with this Article 6 except to the extent a Participant elects to defer the receipt of a portion of his or her Performance Period Bonus in accordance with the procedures adopted by the Committee pursuant to Subsection 6.4(b). A participant who during the Performance Period died, became disabled or terminated without Cause shall be entitled to a prorated Performance Period
           Bonus based on the number of months and partial months elapsed during such Performance Period. Payment of Performance Period Bonuses shall be made in cash or in shares of Restricted Stock issued pursuant to the Company's 1997 Long-Term Incentive Plan as set forth in Subsection (d) hereof, or a combination thereof, as determined by the Committee

     (b) Notwithstanding any provision in this Plan, in the event of a Change in Control, all Performance Measures relating to any Performance Period Bonus will be deemed satisfied and any such award shall be paid out as soon as practicable after the date of such Change in Control.

     (c) The Committee may, in its discretion, institute a program allowing Participants to defer the receipt of all or a portion of their Performance Period Bonus otherwise payable under Subsection (a) of this Section. Any such deferred Performance Period Bonus shall be credited with interest until paid. Such interest shall accrue at the prime rate as reported in the Wall Street Journal as of the date any election to defer a portion of the Performance Period Bonus is made.

     (d) In lieu of the payment otherwise payable under this Section 6.4, the Committee may authorize the payment of all or a portion of the Performance Period Bonus with Restricted Stock under the 1997 Long-Term Incentive Plan based upon a price for the shares of Restricted Stock equal to 75% of Fair Market Value (as defined in the 1997 Long-Term Incentive Plan.) Any such shares of Restricted Stock will be subject to such terms and conditions as the Committee may from time to time determine.

     (e) The Committee may condition the payment of any or all payments of a Participant's Performance Period Bonus based on the Participant's providing of future services to the Company or its Affiliates.

     6.5.  Participants Rights Unsecured.  The right of any Participant to
           -----------------------------
receive Performance Period Bonuses under the Plan shall constitute an unsecured claim against the general assets of the Company.

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     6.6. Withholding Taxes. The Company shall have the right to deduct from
          -----------------
each bonus payment any federal, state and local taxes required by such laws to be withheld with respect to the payment.

                            VII. GENERAL PROVISIONS

     7.1. Amendment and Termination. The Committee may at any time amend,
          -------------------------
suspend, discontinue or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant with respect to any outstanding award without his consent. All determinations concerning the interpretation and application of this Section 7.1 shall be made by the Committee.

     7.2. Designation of Beneficiary. Each Participant who defers receipt of all
          --------------------------
or a portion of any Annual Bonus under the Plan may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments to be made following the Participant's death. Such designation may be changed or cancelled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made on a form provided for that purpose by the plan administrator and shall not be effective until received by the plan administrator. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no such spouse shall survive the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be made in equal shares, unless the Participant has designated otherwise.

     7.3. Excess Parachute Payments. Notwithstanding any other provision of this
          -------------------------
Plan, in the event that any payment or benefit received or to be received by a Participant in connection with a Change in Control would not be deductible (in whole or part) by the Company, as a result of Section 280G of the Code, then to the extent necessary to make such portion of any payments deductible by the Company when taking into account such other payments made to a Participant in connection with such Change in Control, the Committee shall reduce the amount of any Performance Period Bonuses or Annual Incentive Bonuses payable to such Participant under the Plan.

     7.4. Miscellaneous.
          -------------

          (a)  No Right of Continued Employment. Nothing in this Plan shall be
               --------------------------------
     construed as conferring upon any Participant any right to continue in the employment of the Company or any of its subsidiaries or Affiliates.

          (b)  No Limitation on Corporate Actions. Nothing contained in the Plan
               ----------------------------------
     shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any awards made under the Plan. No employee, Participant or other person shall have any claim against the Company or any of its subsidiaries or Affiliates as a result of any such action.

                                      -7-

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          (c)  Nonalienation of Benefits. Except as expressly provided herein,
               -------------------------
     no Participant or his beneficiaries shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to a corporation which acquires all or substantially all of the assets of the Company or any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and his beneficiaries, heirs, executors, administrators or successors in interest.

          (d)  Severability. If any provision of this Plan is held
               ------------
     unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

          (e)  Governing Law. The Plan shall be construed in accordance with and
               -------------
     governed by the laws of the State of Delaware, without reference to the principles of conflict of laws.

          (f)  Headings. Headings are inserted in this Plan for convenience of
               --------
     reference only and are to be ignored in a construction of the provisions of the Plan.


                                       PARAGON HEALTH NETWORK, INC.


Dated: November 4, 1997                By: /s/ Susan Thomas Whittle
       -----------------------             ---------------------------------

                                       Title: Senior Vice President and General
                                              Counsel
                                              ---------------------------------
Attest:_______________________

Title:________________________


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